Exhibit 99.1

THIS CONVERTIBLE SENIOR SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

CONVERTIBLE SENIOR SECURED PROMISSORY NOTE

$	Denver, Colorado
Principal Sum	September 29, 2006

FOR VALUE RECEIVED, HEARTLAND OIL AND GAS CORP. (“Maker,” or, the “Company”), whose address is 1625 Broadway, Suite 1480, Denver, Colorado 80202, promises to pay to the order of                      (“Payee”), at places designated in writing in advance by Payee, when due, the principal sum of                      ($            ) (the “Principal Amount”), which amount constitutes the sum of $             delivered to the Company by Payee on the date hereof, plus $             representing the total number of shares of the Company’s Series B Preferred Stock held by Payee immediately prior to the issuance of this Note and exchanged therefore. The obligations of Maker under this Note are secured by the Security Agreement of even date herewith, as it may be amended from time to time, between Maker and Payee.

1. Interest. No interest shall accrue on the Principal Amount.

2. Payments. The Principal Amount shall be due and payable on the earlier of (a) March 28, 2007 and (b) the closing date of any Subsequent Financing (the “Maturity Date”). All amounts payable hereunder are payable in lawful money of the United States of America. Payment shall be deemed made and effective at 11:59 p.m. Colorado time on the date of payment, regardless of the actual time of delivery of such payment. “Subsequent Financing” means a financing occurring after the date hereof and on or prior to the Maturity Date in which Maker issues (i) equity or equity-linked securities, or (ii) debt which is convertible into equity, in which there is an equity component, or which could otherwise result in the issuance of equity securities (“Additional Securities”).

3. Prepayment at Option of Maker. Maker may prepay in cash all (but not less than all) of the Principal Amount of this Note prior to the Maturity Date without the prior written consent of Payee.

4. Consent Requirements. So long as any Principal Amount remains outstanding hereunder, Maker shall not, in each case without first obtaining the prior written consent of Payee:

(a) redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any capital stock of Maker;

(b) increase the par value of Maker’s common stock;

(c) create or issue any debt securities or incur any indebtedness or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of Maker (other than trade payables incurred in the ordinary course of business consistent with past practice), except as expressly required by the terms of such securities or indebtedness;

(d) sell all or substantially all of Maker’s assets or stock, or consolidate or merge with another entity;

(e) liquidate, dissolve, recapitalize or reorganize;

(f) enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

(g) cause or authorize any subsidiary of Maker to engage in any of the foregoing actions.

5. Optional Conversion.

(a) Subject to Sections 6 and 7, Payee may convert this Note on the Maturity Date into that number of shares of common stock of Maker that results from dividing the Principal Amount by $0.04.

(b) Payee shall effect the conversion of this Note pursuant to this Section 5 by providing notice to Maker of its intent to convert and surrendering this Note to Maker. Not later than three trading days after receipt of such notice and the surrendered Note from Payee, Maker shall deliver to Payee a certificate or certificates representing the number of shares of common stock being acquired upon the conversion of this Note.

(c) In case Maker shall, after the original issue date of this Note (i) subdivide its outstanding shares of common stock into a greater number of shares or issue additional shares of common stock for no consideration as a stock dividend, (ii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iii) issue any shares of its capital stock in a reclassification of the common stock, then the number of common shares receivable upon conversion of this Note immediately prior thereto shall be adjusted so that Payee shall be entitled to receive the kind and number of common shares or other securities of Maker which it would have owned or have been entitled to receive had this Note been converted in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6. Conversion Upon a Qualified Financing. Subject to Section 7, the holder of this Note shall participate in a Qualified Financing (as defined below), in accordance with the following provisions:

(a) At least ten (10) trading days prior to the anticipated closing of a Qualified Financing, the Company shall deliver a notice (the “Notice”) to the holder stating (A) its bona fide intention to offer such Additional Securities, (B) the number of such Additional Securities to be offered, (C) the price and terms upon which it proposes to offer such Additional Securities, and (D) the anticipated closing date of the sale of such Additional Securities.

(b) At the closing of such Qualified Financing, the holder shall (i) purchase, at the price and on the terms specified in the Notice, that portion of such Additional Securities that have a total purchase price equal to $             ; and (ii) surrender this Note to the Company in consideration for such Additional Securities. The remaining Principal Amount not converted into such Additional Securities in accordance with this Section 6 shall be deemed satisfied in full upon surrender of this Note in accordance with this Section 6.

(c) In addition to the Additional Securities purchased by the holder of this Note in accordance with Section 6(b), at the closing of such Qualified Financing, the holder of this Note may purchase, together with the other holder(s) of Senior Secured Convertible Promissory Note(s) issued by the Company of like kind (together, the “Note Holders”), Additional Securities having an aggregate purchase price equal to $2,000,000, at the price and on the terms specified in the Notice, the purchase price for which shall be paid by wire transfer of immediately available funds to such account as the Company shall designate for such purpose. Notwithstanding Section 6(b), if the Note Holders do not purchase Additional Securities in a Qualified Financing accordance with this Section 6(c), then upon the closing of such Qualified Financing, this Note shall automatically convert into (i) that number of Additional Securities being issued and sold in such Qualified Financing that results from dividing $             by the purchase price per share of such Additional Securities paid by the investor(s) in such Qualified Financing, and (ii)                  shares of the Company’s Series B Preferred Stock or such other series or class of the Company’s preferred stock as shall have equivalent terms and preferences as set forth in the Certificate on the date hereof (excluding the rights set forth in Article XIII of the Certificate of Designation, Preferences and Rights relating to the Company’s Series B Preferred Stock (the “Certificate”)). Any preferred shares issued pursuant to 6(c)(ii) are referred to herein as “Preferred Shares”) For the avoidance of doubt, the remedies set forth in this Section 6(c) shall be the Company’s exclusive remedies for the failure by the Note Holders to purchase Additional Securities in a Qualified Financing in accordance with this Section 6(c).

(d) Notwithstanding anything to the contrary set forth herein, the terms of any Qualified Financing shall include registration rights substantially similar to, and at least as favorable to the holder of this Note as, those granted by the Company to certain investors in connection with the issuance of the Company’s Series B Preferred Stock pursuant to that certain Registration Rights Agreement dated as of October 1, 2004 (the “Registration Rights Agreement”), including, without limitation, with respect to the Company’s obligation to file and have declared effective by the Securities and Exchange Commission a registration statement of the Company under the Securities Act of 1933, as amended, in connection with the Qualified Financing to enable the resale of the shares of the Company’s common stock issuable upon conversion or otherwise pursuant to the Additional Securities, in each case upon such events and within such time periods as are set forth in such Registration Rights Agreement. If the holder of this Note receives shares of Preferred Stock in accordance with Section 6(c)(ii) of this Note, the holder of this Note shall be entitled to registration rights substantially similar to, and at least as favorable to those set forth in the Registration Rights Agreement, and shall have the right to declare a Redemption Event under the terms of such Preferred Stock upon the failure by Maker to satisfy and maintain such obligations.

(e) “Qualified Financing” shall mean a financing or series of financings occurring after the date hereof and on or prior to 11:59 p.m. Colorado time on the Maturity Date in which Maker issues Additional Securities having an aggregate purchase price of at least $15,000,000.

7. Limitation on Conversion. Notwithstanding anything to the contrary herein, in no event shall this Note, or any Additional Securities acquired upon conversion of this Note in accordance with Section 6, be converted into shares of common stock or other securities of the Company to the extent that such conversion would result in Payee and its affiliates together beneficially owning more than 9.99% of the outstanding shares of common stock; provided, however, that this limitation shall not limit the holder’s conversion rights pursuant to Section 6. For purposes of this Section 7, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

8. [INTENTIONALLY OMITTED]

9. Events of Default; Attorneys’ Fees. As used in this Note, an “Event of Default” means any one of the following events (whatever the reason of such Event of Default, and whether it be voluntary or be effected by operation of law):

(a) Default in the payment of the Principal Amount of this Note when it becomes due and payable and continuance of such default for a period of five trading days after there has been received by Maker from Payee a written notice specifying such default;

(b) Breach by Maker of any other material term hereunder (except with respect to the matters covered by subparagraph (a) above, as to which subparagraph (a) shall apply) or under the Security Agreement, and if such breach is curable, failure to cure such breach within ten trading days after there has been received by Maker from Payee a written notice specifying such breach;

(c) The entry by a court or agency or other authority having competent jurisdiction of: (1) a decree or order for relief in respect of Maker in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (2) a decree or order adjudging Maker to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of Maker and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (3) a decree or order appointing any person or entity to act as a custodian, conservator, receiver, liquidator, assignee, trustee or other similar official of Maker or of any substantial part of the property of Maker, or ordering the winding up or liquidation of the affairs of Maker and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(d) The commencement by Maker of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by Maker to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by Maker of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by Maker to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of Maker or any substantial part of the property of Maker or the making by Maker of an assignment for the benefit of creditors.

If an Event of Default occurs and is continuing, then Payee may declare the Principal Amount of this Note to be due and payable immediately, by a notice in writing to Maker, and upon any such declaration, such amount shall become immediately due and payable. Maker hereby agrees to pay reasonable attorneys’ fees and all other reasonable costs and expenses incurred, after an Event of Default, in the enforcement of this Note, the enforcement of any security interest with respect to this Note, and the collection of amounts due hereunder, whether such enforcement or collection is by court action or otherwise.

Any Principal Amount which is not paid when due shall result in a late charge being incurred and payable by Maker in an amount equal to interest on such amount at the rate of 12% per annum from the date such amount was due until the same is paid in full.

10. Liquidation, Dissolution or Winding Up. In the event of any liquidation, insolvency, dissolution or winding up of Maker, whether voluntary or involuntary, Payee shall be entitled, subject to the applicable provisions of applicable bankruptcy, insolvency or similar laws to be paid first out of the assets of Maker, whether such assets are capital, surplus or earnings, an amount (the “Liquidation Value”) equal to sum of the applicable Principal Amount. Whenever the distributions provided for in this Section 10 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of Maker. For purposes of this Section 10, the following shall be deemed to be a liquidation, dissolution, or winding up of Maker: (i) the sale of all or substantially all of the assets of Maker, (ii) the merger or consolidation of Maker with or into any other entity (other than a merger or consolidation in which shares of Maker’s voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into or constitute shares which represent more than fifty percent (50%) of the surviving entity’s voting capital stock after such consolidation or merger), and (iii) a transaction or series of related transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Maker in a business combination transaction. The provisions of this Section 10 shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of Maker, (2) a merger of Maker with or into a wholly-owned subsidiary of Maker that is incorporated in the United States of America, or (3) an acquisition by Maker by merger, reorganization or consolidation, after which Maker is substantively the surviving company and operates as a going concern, of another entity incorporated in the United States of America that is engaged in a business similar or related to the business of Maker.

11. Certain Actions Prohibited. Maker shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may reasonably be requested by the holder of this Note in order to protect the exchange privileges of Payee against impairment, consistent with the tenor and purpose of this Note.

12. No Transfer; Miscellaneous. Neither Payee nor Maker may assign or otherwise transfer this Note or any interest therein to any other person or entity without the express written consent of the other. This Note shall be binding upon any entity succeeding to Maker by operation of law. Maker waives demand for payment, presentment for payment, notice of dishonor, protest and notice of protest. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Nevada. No delay or omission by Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude any or full exercise thereof or the exercise of any other right or power. Each legal holder hereof shall have and may exercise all the rights and powers given to Payee herein. If any provision of this Note shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Note.

13. Waivers; Forbearance; Acknowledgements.

(a) Payee acknowledges that it is aware of Maker’s current financial situation.

(b) Payee acknowledges that Maker is seeking additional financing and that no assurance can be provided by Maker that it will be able to satisfy its obligations to Payee under this Note if Maker fails to obtain such financing.

(c) Payee acknowledges that by delivering all shares of Maker’s Series B Preferred Stock held by Payee on the date hereof, Payee shall no longer have the right to declare a Redemption Event thereunder for any Redemption Event that has occurred through the date hereof.

(d) Payee agrees to forebear collection of any liquidated damages or other amount payable under the Registration Rights Agreement until the Maturity Date and, in the event of a Qualified Financing and regardless of whether Payee participates in the Qualified Financing, will irrevocably waive its right to receive any such amount.

(e) To the extent a right to redeem shares of Series B Preferred Stock survives the cancellation of such shares of Series B Preferred Stock pursuant hereto, Payee waives its right to declare a Redemption Event under Section VII.A(ii) of the Certificate, it being understood that the right to declare any such Redemption Event thereunder or under the certificate of designation, privileges and rights related to any other Preferred Stock issued to Payee shall be preserved and apply pursuant to the registration rights obligations described generally in Section 6(d) hereof.

14. Amendment. No term of this Note may be amended or waived without the written consent of Maker and Payee.

[Signature Page Follows]

The issuance date of this Note is September 29, 2006, and this Note is executed on the date stated below.

HEARTLAND OIL AND GAS CORP.

By:
Name:
Title:
Date: